                                                                               .
                                                                               .
                                                                               .

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                      609,312.15
Available Funds:
  Contract Payments due and received in this period                                                                   5,591,709.12
  Contract Payments due in prior period(s) and received in this period                                                  590,518.58
  Contract Payments received in this period for next period                                                             137,951.07
  Sales, Use and Property Tax, Maintenance, Late Charges                                                                208,995.29
  Prepayment Amounts related to early termination in this period                                                      5,006,644.26
  Servicer Advance                                                                                                      890,003.94
  Proceeds received from recoveries on previously Defaulted Contracts                                                         0.00
  Transfer from Reserve Account                                                                                           5,955.70
  Interest earned on Collection Account                                                                                   4,276.20
  Interest earned on Affiliated Account                                                                                     702.77
  Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                                 0.00
  Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor contract)            0.00
  Amounts paid under insurance policies                                                                                       0.00
  Any other amounts                                                                                                           0.00

                                                                                                                     -------------
Total Available Funds                                                                                                13,046,069.08
Less: Amounts to be Retained in Collection Account                                                                      529,776.49
                                                                                                                     -------------
AMOUNT TO BE DISTRIBUTED                                                                                             12,516,292.59
                                                                                                                     =============

DISTRIBUTION OF FUNDS:

  1.  To Trustee -  Fees                                                                                                      0.00
  2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                        590,518.58
  3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

         a) Class A1 Principal and Interest                                                                                   0.00
         a) Class A2 Principal (distributed after A1 Note matures) and Interest                                               0.00
         a) Class A3 Principal (distributed after A2 Note matures) and Interest                                       9,552,489.52
         a) Class A4 Principal (distributed after A3 Note matures) and Interest                                         517,178.80
         b) Class B Principal and Interest                                                                              171,470.62
         c) Class C Principal and Interest                                                                              344,760.87
         d) Class D Principal and Interest                                                                              231,194.79
         e) Class E Principal and Interest                                                                              304,444.72

  4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                                 0.00
  5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)                      109,594.97
                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)                     316,877.76
                    c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)            5,955.70
  6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                        213,974.26
  7.  To Servicer, Servicing Fee and other Servicing Compensations                                                      157,832.00
                                                                                                                     -------------
TOTAL FUNDS DISTRIBUTED                                                                                              12,516,292.59
                                                                                                                     =============

                                                                                                                     -------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}              529,776.49
                                                                                                                     =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                   $ 6,443,748.69
  - Add Investment Earnings                                                                                               5,955.70
  - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                            0.00
  - Less Distribution to Certificate Account                                                                              5,955.70
                                                                                                                    --------------
End of period balance                                                                                               $ 6,443,748.69
                                                                                                                    ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $ 6,443,748.69
                                                                                                                    ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Pool A                        176,374,840.75
                     Pool B                         45,854,236.39
                                                   --------------
                                                                    222,229,077.14
Class A Overdue Interest, if any                             0.00
Class A Monthly Interest - Pool A                      614,563.48
Class A Monthly Interest - Pool B                      159,775.27

Class A Overdue Principal, if any                            0.00
Class A Monthly Principal - Pool A                   6,568,690.67
Class A Monthly Principal - Pool B                   2,726,638.90
                                                   --------------
                                                                      9,295,329.57
Ending Principal Balance of the Class A Notes
                     Pool A                        169,806,150.08
                     Pool B                         43,127,597.49
                                                   --------------   --------------
                                                                    212,933,747.57
                                                                    ==============

-----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $378,036,000    Original Face $378,036,000      Balance Factor
        $ 2.048320                   $ 24.588477                56.326315%
-----------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Class A1                                      0.00
                     Class A2                                      0.00
                     Class A3                             87,693,077.14
                     Class A4                            134,536,000.00
                                                         --------------

Class A Monthly Interest                                                  222,229,077.14
                     Class A1 (Actual Number Days/360)             0.00
                     Class A2                                      0.00
                     Class A3                                257,159.95
                     Class A4                                517,178.80
                                                         --------------

Class A Monthly Principal
                     Class A1                                      0.00
                     Class A2                                      0.00
                     Class A3                              9,295,329.57
                     Class A4                                      0.00
                                                         --------------
                                                                            9,295,329.57
Ending Principal Balance of the Class A Notes
                     Class A1                                      0.00
                     Class A2                                      0.00
                     Class A3                             78,397,747.57
                     Class A4                            134,536,000.00
                                                         --------------   --------------
                                                                          212,933,747.57
                                                                          ==============

Class A1

-----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $122,000,000    Original Face $122,000,000      Balance Factor
        $ 2.107868                    $ 76.191226                64.260449%
-----------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                     Pool A                            3,004,618.53
                     Pool B                              781,145.91
                                                       ------------
                                                                        3,785,764.44

Class B Overdue Interest, if any                               0.00
Class B Monthly Interest - Pool A                         10,413.51
Class B Monthly Interest - Pool B                          2,707.32
Class B Overdue Principal, if any                              0.00
Class B Monthly Principal - Pool A                       111,900.37
Class B Monthly Principal - Pool B                        46,449.42
                                                       ------------
                                                                          158,349.79
Ending Principal Balance of the Class B Notes
                     Pool A                            2,892,718.16
                     Pool B                              734,696.49
                                                       ------------     ------------
                                                                        3,627,414.65
                                                                        ============

------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $6,440,000     Original Face $6,440,000          Balance Factor
       $ 2.037396                   $ 24.588477                  56.326314%
------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                     Pool A                            6,013,902.64
                     Pool B                            1,563,504.84
                                                       ------------
                                                                        7,577,407.48

Class C Overdue Interest, if any                               0.00
Class C Monthly Interest - Pool A                         22,076.03
Class C Monthly Interest - Pool B                          5,739.37
Class C Overdue Principal, if any                              0.00
Class C Monthly Principal - Pool A                       223,974.50
Class C Monthly Principal - Pool B                        92,970.97
                                                       ------------
                                                                          316,945.47
Ending Principal Balance of the Class C Notes
                     Pool A                            5,789,928.14
                     Pool B                            1,470,533.87
                                                       -------------    ------------
                                                                        7,260,462.01
                                                                        ============

---------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000       Ending Principal
Original Face $12,890,000        Original Face $12,890,000        Balance Factor
       $ 2.157905                       $ 24.588477                 56.326315%
---------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes

                 Pool A                                4,007,713.26
                 Pool B                                1,041,932.23
                                                       ------------
                                                                        5,049,645.49

Class D Overdue Interest, if any                               0.00
Class D Monthly Interest - Pool A                         15,857.19
Class D Monthly Interest - Pool B                          4,122.58
Class D Overdue Principal, if any                              0.00
Class D Monthly Principal - Pool A                       149,258.41
Class D Monthly Principal - Pool B                        61,956.61
                                                       ------------
                                                                          211,215.02

Ending Principal Balance of the Class D Notes

                 Pool A                                3,858,454.85
                 Pool B                                  979,975.62
                                                       ------------     ------------
                                                                        4,838,430.47
                                                                        ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $8,590,000        Original Face $8,590,000         Balance Factor
      $ 2.325934                       $ 24.588477                  56.326315%
--------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes

                 Pool A                                5,010,807.94
                 Pool B                                1,302,718.53
                                                       ------------
                                                                        6,313,526.47

Class E Overdue Interest, if any                               0.00
Class E Monthly Interest - Pool A                         32,035.77
Class E Monthly Interest - Pool B                          8,328.71
Class E Overdue Principal, if any                              0.00
Class E Monthly Principal - Pool A                       186,616.45
Class E Monthly Principal - Pool B                        77,463.79
                                                       ------------
                                                                          264,080.24

Ending Principal Balance of the Class E Notes

                 Pool A                                4,824,191.49
                 Pool B                                1,225,254.74
                                                       ------------     ------------
                                                                        6,049,446.23
                                                                        ============

----------------------------------------------------------------------------------
Interest Paid Per $1,000           Principal Paid Per $1,000      Ending Principal
Original Face $10,740,000          Original Face $10,740,000       Balance Factor
       $ 3.758331                         $ 24.588477                56.326315%
----------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance

                 Pool A                                6,012,617.83
                 Pool B                                1,563,170.81
                                                       ------------
                                                                        7,575,788.64

Residual Interest - Pool A                                86,909.94
Residual Interest - Pool B                                22,685.03
Residual Principal - Pool A                              223,926.65
Residual Principal - Pool B                               92,951.11
                                                       ------------
                                                                          316,877.76
Ending Residual Principal Balance

                 Pool A                                5,788,691.18
                 Pool B                                1,470,219.70
                                                       ------------     ------------
                                                                        7,258,910.88
                                                                        ============

X.  PAYMENT TO SERVICER

- Collection period Servicer Fee                                          157,832.00
- Servicer Advances reimbursement                                         590,518.58
- Tax, Maintenance, Late Charges, Bank Interest and other amounts         213,974.26
                                                                          ----------
Total amounts due to Servicer                                             962,324.84
                                                                          ==========

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
              beginning of the related Collection Period                                                            200,424,500.93

           Aggregate Discounted Contract Balance of Additional Contracts acquired during
              Collection Period                                                                                               0.00

           Decline in Aggregate Discounted Contract Balance                                                           7,464,367.05

           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                         --------------
              ending of the related Collection Period                                                               192,960,133.88
                                                                                                                    ==============

           Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                        3,993,107.68

              - Principal portion of Prepayment Amounts                                              3,471,259.37

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                  0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                       0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                      during Collection Period                                                               0.00

                                                                                                     ------------
                                           Total Decline in Aggregate Discounted Contract Balance    7,464,367.05
                                                                                                     ============

POOL B
           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
              beginning of the related Collection Period                                                             52,106,708.66

           Aggregate Discounted Contract Balance of Additional Contracts acquired during
              Collection Period                                                                                               0.00

           Decline in Aggregate Discounted Contract Balance                                                           3,098,430.81

           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                         --------------
              ending of the related Collection Period                                                                49,008,277.85
                                                                                                                    ==============

           Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                        1,585,603.89

              - Principal portion of Prepayment Amounts                                              1,512,826.92

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                  0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                       0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                      during Collection Period                                                               0.00

                                                                                                     ------------
                                           Total Decline in Aggregate Discounted Contract Balance    3,098,430.81
                                                                                                     ============

                                                                                                                    ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    241,968,411.73
                                                                                                                    ===============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                                    Predecessor
                                                                         Discounted       Predecessor               Discounted
Lease #                          Lessee Name                            Present Value       Lease #                Present Value
-----------------------------------------------------                   -------------     -----------             ---------------
3092-701                   RADIOLOGY SPECIALISTS, LTD                   $1,285,497.56      3083-701               $    619,156.09
1026-005                   THE HIT FACTORY, INC                         $3,940,729.70      2706-201               $     81,139.77
3729-001                   MEADOWBROOK PET ASSOC                        $1,587,776.40      2706-203               $    173,283.13
3729-002                   MEADOWBROOK PET ASSOC                        $  274,210.76      2706-204               $     69,644.93
                           CASH                                         $  134,588.62      2706-205               $    564,127.48
                                                                                           2706-206               $    150,000.35
                                                                                           2706-208               $    272,302.96
                                                                                           2706-209               $    445,577.17
                                                                                           2706-210               $     51,850.10
                                                                                           2714-201               $    647,026.56
                                                                                           2714-202               $    561,533.95
                                                                                           3020-001               $  2,920,819.08
2140-502                   THE HIT FACTORY OF FLORIDA                   $1,662,459.55      2046-203               $    390,131.10
                           CASH                                         $   45,960.10      2716-201               $  1,047,478.02
                                                                                           2716-202               $    270,810.53
                                                                        -------------                             ---------------
                                                            Totals:     $8,931,222.69                             $  8,264,881.22

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                          $  8,264,881.22
b) ADCB OF POOL A AT CLOSING DATE                                                                                 $323,844,130.83
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                             2.55%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
       per Contribution & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                     NO  X
                                                                                          ---                     -----

POOL B

                                                                                                                   Predecessor
                                                                         Discounted       Predecessor              Discounted
Lease #                    Lessee Name                                  Present Value       Lease #               Present Value
--------------------------------------                                  -------------     -------------          ---------------
                              NONE

                                                                        -------------                            ---------------
                                                      Totals:                $0.00                               $          0.00
  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                       $          0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                              $105,739,115.35
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                            0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
  TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
      per Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                     NO  X
                                                                                          ---                     -----

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                                 Predecessor
                                                                         Discounted       Predecessor               Discounted
Lease #                            Lessee Name                          Present Value       Lease #                Present Value
------------------------------------------------------------            -------------     -----------             ----------------
3694-002             Community Radiology of Virginia, Inc.              $3,261,116.93        2771-001             $  3,215,821.21
3718-002             USD Dayton, Inc. and USD Dayton Holding            $  758,012.82        2973-003             $    180,086.79
3718-003             USD Dayton, Inc. and USD Dayton Holding            $2,385,619.17        3042-701             $    496,910.77
                                                                                             3042-702             $    496,545.09
                                                                                             3042-703             $    568,430.94
                                                                                             2696-001             $    229,571.22
                                                                                             1789-003             $    245,541.19
                                                                                             2973-001             $    545,805.09
                                                                                          2003385-004             $    228,502.25
                                                                                          2008553-001             $     27,358.62
                                                                                          2009504-003             $     15,700.20
                                                                        -------------                             ---------------
                                                              Totals:   $6,404,748.92                             $  6,250,273.37

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                      6,250,273.37
b) ADCB OF POOL A AT CLOSING DATE                                                                                 $323,844,130.83
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                             1.93%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
       per Contribution & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                     NO  X
                                                                                          ---                     -----

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                  Predecessor
                                                                         Discounted       Predecessor              Discounted
Lease #                    Lessee Name                                  Present Value       Lease #               Present Value
--------------------------------------------------------------          -------------     -----------             --------------
                              None

                                                                        -------------                             ---------------
                                                              Totals:   $        0.00                             $          0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                    $          0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                               $105,739,115.35
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
  (>180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A
  BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
       per Contribution & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                     NO  X
                                                                                          ---                     -----

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                                         TOTAL OUTSTANDING CONTRACTS
This Month                                           7,616,517.09      This Month                    241,968,411.73
1 Month Prior                                        9,547,856.44      1 Month Prior                 252,531,209.59
2 Months Prior                                       5,790,933.17      2 Months Prior                265,048,105.55

Total                                               22,955,306.70      Total                         759,547,726.87

a) 3 MONTH AVERAGE                                   7,651,768.90      b) 3 MONTH AVERAGE            253,182,575.62

c) a/b                                                       3.02%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                    Yes____________           No  X
                                                                                                                                 ---

3. Restricting Event Check

   A. A Delinquency Condition exists for current
      period?                                                                                       Yes____________           No  X
                                                                                                                                 ---
   B. An Indenture Event of Default has occurred
      and is then continuing?                                                                       Yes____________           No  X
                                                                                                                                 ---

4. Has a Servicer Event of Default occurred?                                                        Yes____________           No  X
                                                                                                                                 ---

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                                 Yes____________           No  X
                                                                                                                                 ---
   B. Bankruptcy, insolvency, reorganization;
      default/violation of any covenant or
      obligation not remedied within 90 days?                                                       Yes____________           No  X
                                                                                                                                 ---
   C. As of any Determination date, the sum of all
      defaulted contracts since the Closing date
      exceeds 6% of the ADCB on the Closing Date?                                                   Yes____________           No  X
                                                                                                                                 ---

6. Aggregate Discounted Contract Balance at
   Closing Date                                                                                     Balance $429,583,246.18
                                                                                                            ---------------

   DELINQUENT LEASE SUMMARY

                                                     Current Pool
   Days Past Due                                       Balance         # Leases
   -------------                                    -------------      --------
      31 - 60                                       15,160,835.14         37
      61 - 90                                        6,154,409.47         13
     91 - 180                                        7,616,517.09         15

   Approved By:
   Matthew E. Goldenberg
   Vice President
   Structured Finance and Securitization
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